INVESTED PORTFOLIOS
InvestEd 90 Portfolio
InvestEd 80 Portfolio
InvestEd 70 Portfolio
InvestEd 60 Portfolio
InvestEd 50 Portfolio
InvestEd 40 Portfolio
InvestEd 30 Portfolio
InvestEd 20 Portfolio
InvestEd 10 Portfolio
InvestEd 0 Portfolio
(each, a “Portfolio” and together, the “Portfolios”)

Supplement to the Portfolios’ Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”)

On September 13, 2021, the Board of Trustees (Board) of the InvestEd Portfolios approved the appointment of the portfolio manager team of Delaware Management Company (Manager), a series of Macquarie Investment Management Business Trust and the Portfolios’ investment advisor, for the Portfolios. In addition, the Board approved appointing an affiliated sub-advisor of the Manager, Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), to provide discretionary investment management services and appointed MIMAK portfolio managers to join Aaron D. Young as additional portfolio managers for the Portfolios. References to other portfolio managers are removed as of the Effective Date. In connection with these changes, the Board voted to approve applicable revisions to the Portfolio’s investment strategies, all changes to take effect on or about November 15, 2021, approximately sixty (60) days after the date of this Supplement (Effective Date).

The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Portfolios to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.

1.
As of the Effective Date, all references in the Prospectus and SAI to the Portfolios investing in Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Delaware Ivy ProShares MSCI ACWI Index Fund, Delaware Ivy Cash Management Fund, Delaware Ivy VIP Government Money Market, Delaware Ivy VIP Global Bond, Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund, and Delaware Ivy ProShares S&P 500 Bond Index Fund, the funds to be liquidated as of the Effective Date, as underlying Delaware Funds are hereby deleted.  The InvestEd Portfolios may still invest in certain other funds as underlying funds and deletions are limited to the liquidating funds only.

2.	Upon the Effective Date, the following replaces the information in each Portfolio’s section entitled “Portfolio summaries – What are the principal risks of investing in the Portfolio?”:

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio’s portfolio.  An investment in the Portfolio may not be appropriate for all investors. The Portfolio’s principal risks include:

Asset allocation risk — The risk associated with the allocation of a fund’s assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a fund’s performance.   There is a risk that the allocation of assets may skew toward a category or underlying fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in the Portfolio performing poorly.

Fund of funds risk — The ability of a fund of funds to meet its investment objective is directly related to its target allocations among underlying funds and the ability of those funds to meet their investment objectives. A fund of funds’ share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a fund of funds is subject to the same risks as those of the underlying funds it holds.

For all InvestEd Portfolios except for InvestEd 0 Portfolio: Equity funds risk — The Portfolio invests in underlying equity funds that are subject to market risk.  Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Bond funds risk — The Portfolio invests in underlying fixed income funds that are subject to fixed income risk. Fixed income risk is the risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Short-term bond risk — The Portfolio may invest in underlying fixed income funds that have exposure to bonds with relatively shorter duration (i.e., shorter terms until maturity). Short-term bond risk is the risk that, while a security with a longer duration generally is considered more price sensitive than a security with a shorter duration, short-term debt securities generally provide lower returns than longer-term fixed-income securities.

US government securities risk — The risk that certain US government securities, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the US government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Investment company securities risk — The risk that when a fund invests in another investment company, shareholders of the fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the fund’s fees and expenses, which could result in the duplication of certain fees.  Investment in other investment companies also typically reflects the risks of the types of securities in which the investment companies invest.

Other risks applicable to a fund of funds structure
There are other risks associated with a fund of funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

3.
Upon the Effective Date, Stefan Löwenthal and Jürgen Wurzer join Aaron D. Young as portfolio managers for each Portfolio, MIMAK is added as a sub-advisor, and references to other portfolio managers are removed.

4.	The following information is added to the information in the section entitled “Portfolio Summaries – Investment Adviser and Portfolio Managers”:

Portfolio managers	Title with MIMAK	Start date on the Portfolio
Stefan Löwenthal	Senior Vice President, Chief Investment Officer — Global Multi Asset Team	November 2021
Jürgen Wurzer	Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team	November 2021

Sub-advisor

Macquarie Investment Management Austria Kapitalanlage AG

5.
Upon the Effective Date, the following replaces the risk information in the applicable sections of each Fund’s Prospectus entitled “Additional Information about Principal Investment Strategies, Other Investments and Risks – Risks of the Portfolios”:

Principal Risks. An investment in a Portfolio is subject to various risks, as identified under “Principal Investment Risks” in such Portfolio’s summary section, including the following:

Asset allocation risk
A Portfolio’s performance depends on the allocation of its assets (i) between the equity and fixed income asset classes, (ii) among the various investment categories within those classes, and (iii) among the Underlying Funds. There is a risk that the allocation of assets may skew toward a category or Underlying Fund that performs poorly relative to other categories or funds, or to the market as a whole, which could result in the Portfolio performing poorly.

Bond funds risk
Underlying Fixed Income Funds have exposure to bonds and other fixed-income securities, which may encounter the following risks:

Interest rate risk — The value of a debt security may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. An Underlying Fund may experience a decline in its income due to falling interest rates and may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. The extent of a decrease in the value of a debt security may be affected by its duration. Duration measures the relative price sensitivity of a security to changes in interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a debt security experiences a percentage decrease in principal value equal to its duration for each 1% increase in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Credit risk — An issuer of a fixed-income obligation may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Extension risk — A rise in interest rates could cause borrowers to pay back the principal on certain debt securities more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed- income securities.

Income risk — The amount and rate of distributions that a Portfolio, as a shareholder of an Underlying Fund, receives are affected by the income that the Underlying Fund receives from its portfolio holdings. Income risk is the risk that an Underlying Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security.

Reinvestment risk — Income from an Underlying Fund’s debt securities may decline if the Underlying Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Underlying Fund’s portfolio. During periods of falling interest rates, an issuer may call its securities if they can be refinanced by issuing new securities with a lower interest. As a result, an Underlying Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Underlying Fund’s investment income.

Emerging markets risk
Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make investments in such countries more volatile and less liquid than investments in more developed countries, and an Underlying Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that an Underlying Fund fair value its holdings in those countries.

Equity funds risk
For Portfolios that invest in Underlying Equity Funds, for which a principal risk is market risk, there is the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which a Portfolio is most heavily indirectly invested may underperform other asset classes, other market segments or the overall stock market. The values of certain types of stocks may fluctuate more widely than others.

Fixed income risk
The prices of an Underlying Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, an Underlying Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to an Underlying Fund. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the US dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Foreign risk
Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the US markets and that could affect an Underlying Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the US markets.

Other factors that can affect the value of foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause an Underlying Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the US market. Over a given period of time, foreign securities may underperform US securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that an Underlying Fund holds material positions in such suspended securities, the Underlying Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Underlying Fund could incur significant losses.

To the extent that an Underlying Fund invests in sovereign debt instruments, the Underlying Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Underlying Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, an Underlying Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent an Underlying Fund does so, it may face more risks than portfolios with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent, and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region. In addition, ongoing political issues and heightened trade tensions between the US and China, including the possibility of a reduction in spending on Chinese products or services, the institution of additional tariffs or other trade barriers may have an adverse impact on the Chinese economy and potentially other economies in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal, and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Additionally, newer member states, particularly in eastern Europe, remain burdened to various extents by certain infrastructural, bureaucratic and business inefficiencies, and their markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states. The current and future status of the EU continues to be the subject of political controversy, and the growth of nationalist and populist parties in national legislatures may further threaten enlargement. The risk of investing in Europe may be heightened due to the decision by the United Kingdom (UK) to withdraw from the EU (commonly referred to as “Brexit”). The UK formally left the EU on January 31, 2020, and a “transition period,” which was intended to allow for negotiation and implementation of new trade and other cooperative agreements, expired on December 31, 2020. The long-term impact of Brexit on the relationship between the UK and the EU remains uncertain. The uncertainty concerning the relationship between the UK and the EU (as well as political divisions within the UK that have been highlighted by the 2016 Brexit referendum) could cause a period of instability and market volatility, which may adversely impact both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. Brexit also may trigger additional member states to consider departing the EU, which would likely perpetuate such political and economic instability in the region. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective, but any such impact could be material.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the US and Mexico, total merchandise trade among the three countries has increased. However, political developments in the US may have implications for trade among the US, Mexico and Canada, any of which may result in additional volatility in the region. In particular, the US recently imposed tariffs on certain goods between it and Canada and has threatened the potential for additional tariffs. Additionally, the three countries signed a new trade agreement in 2018, the United States-Mexico-Canada Agreement (USMCA), that was signed into law in January 2020. The USMCA amends aspects of NAFTA, and such changes may have a significant negative impact on a country’s economy and, consequently, the value of securities held by an underlying fund. Moreover, the likelihood of further policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by an underlying fund when investing in this region.

Fund of funds risk
As a fund of funds, the ability of a Portfolio to meet its investment objective is directly related to its target allocations among the Underlying Funds and the ability of those funds to meet their investment objective(s). The Portfolio’s share price likely will change daily based on the performance of the Underlying Funds. Each Portfolio also is subject to the following additional risks:

•	An investment in a Portfolio is subject to all the risks of an investment directly in the Underlying Funds the Portfolio holds.
•
A Portfolio’s performance reflects the investment performance of the Underlying Funds it holds. A Portfolio’s performance thus depends on the ability of the Underlying Funds to meet their respective investment objective(s). An Underlying Fund’s adviser may not accurately assess the attractiveness or risk potential of a particular investment. As with any mutual fund, there is no assurance that an Underlying Fund will achieve its investment objective(s).

•	Each Underlying Fund pays its own management fees. An investor in a Portfolio will bear both the Portfolio’s expenses and, indirectly, the expenses of the Underlying Fund(s) the Portfolio holds.
•	One Underlying Fund may purchase the same securities that another Underlying Fund sells. A Portfolio that invests in both Underlying Funds would indirectly bear the costs of these trades.
•
To the extent that an unaffiliated Underlying Fund trades securities, it may increase transaction costs (which may reduce performance) and increase net realized gains that an unaffiliated Underlying Fund must distribute for Federal tax purposes to shareholders, such as a Portfolio.

Limited number of securities risk
Each Portfolio may invest in a limited number of Underlying Funds and may invest a significant portion of its assets in a single Underlying Fund. Therefore, the performance of a single Underlying Fund may have a significant effect on the performance of a Portfolio and the price of its shares than it would if the Portfolio invested in a larger number of Underlying Funds.

Investment company securities risk
The risks of investment in other investment companies, such as affiliated Underlying Funds, typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio. Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. ETFs that track an index may be unable to match the performance of such underlying index due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The Portfolio may invest in investment companies, including ETFs, in excess of limitations that the 1940 Act imposes on investments in other investment companies, in reliance on SEC exemptive orders obtained by such investment companies.

High yield (junk bond) risk
In general, low-rated debt securities (commonly referred to as “high-yield,” “non-investment grade” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken an Underlying Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price an Underlying Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case an Underlying Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment grade debt securities.

Market risk
Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Portfolio’s or an Underlying Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio or an Underlying Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, a Portfolio or Underlying Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Portfolio or Underlying Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by a Portfolio or an Underlying Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the US and many global economies at times have experienced volatility in the financial markets. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Portfolio or an Underlying Fund. In addition, there is a risk that recent policy changes by the US Government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Portfolio or Underlying Fund redemptions, which could have a negative impact on a Portfolio or an Underlying Fund.

The value of assets or income from a Portfolio’s or an Underlying Fund’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the US and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Other risks applicable to a fund of funds structure
There are other risks associated with a Fund of Funds structure. The Manager has the authority to select and replace underlying funds. The Manager is subject to a potential conflict of interest in doing so, because the Manager serves as the investment manager to the affiliated underlying funds and the advisory fees paid by some of the affiliated underlying funds are higher than fees paid by other underlying funds. It is important to note, however, that the Manager has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.

Short-term bond risk
The Portfolios may invest in Underlying Fixed Income Funds that have exposure to bonds with relatively shorter duration (i.e., shorter terms until maturity). The amount of time until a debt security matures can lead to various risks, including changes in interest rates over the life of a bond; as such, a security with a longer duration generally is considered more price sensitive than a security with a shorter duration. However, short-term debt securities generally provide lower returns than longer-term fixed-income securities.

US government securities risk
Certain US government securities, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the US government. Other securities that are issued or guaranteed by Federal agencies or authorities or by US government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US government. For example, securities issued by Freddie Mac, Fannie Mae and FHLB are not backed by the full faith and credit of the US government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the US government.

Certain Underlying Funds may invest in separately traded principal and interest components of securities issued or guaranteed by the US Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the US Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of US Treasury bills with comparable maturities.

Liquidity risk
Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment. There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

IBOR risk
The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk
The Manager applies a Fund's investment strategies and selects securities for the Fund in seeking to achieve the Fund's investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by a Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Manager may not produce the anticipated returns, may cause a Fund's shares to lose value or may cause a Fund to perform less favorably than other mutual funds with similar investment objectives.

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in a Portfolio may be subject to other, non-principal risks, including the following:

Derivatives risk
A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or OTC (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that an affiliated Underlying Fund (other than Delaware Ivy Government Money Market Fund) occasionally may use. Forward foreign currency contracts (forward contracts) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. A statutory definition under the CEA, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the affiliated Underlying Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the affiliated Underlying Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the affiliated Underlying Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of an affiliated Underlying Fund’s adviser as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that the affiliated Underlying Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial.

Derivatives also may be subject to counterparty credit risk, which includes the risk that an affiliated Underlying Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase an affiliated Underlying Fund’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce an affiliated Underlying Fund’s gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if an affiliated Underlying Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so.

The affiliated Underlying Fund also may remain obligated to meet margin requirements until a derivative position is closed.

When an affiliated Underlying Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or to segregate assets could limit the affiliated Underlying Fund’s ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the affiliated Underlying Fund uses. If an affiliated Underlying Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the affiliated Underlying Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although an affiliated Underlying Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the affiliated Underlying Fund not used the hedging instruments. An affiliated Underlying Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift an affiliated Underlying Fund’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each affiliated Underlying Fund (other than Delaware Ivy Government Money Market Fund) may enter into credit default swap contracts for hedging or investment purposes. An affiliated Underlying Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case an affiliated Underlying Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, an affiliated Underlying Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, an affiliated Underlying Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to an affiliated Underlying Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the affiliated Underlying Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the affiliated Underlying Fund. An affiliated Underlying Fund will enter into transactions in derivative instruments only with counterparties that the Manager and/or the affiliated Underlying Fund’s sub-advisor, if applicable (collectively referred to herein as the Manager) reasonably believes are capable of performing under the contract. The Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd- Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or futures commission merchant through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of portfolios using derivatives instruments could limit an affiliated Underlying Fund’s ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of an affiliated Underlying Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of an affiliated Underlying Fund to enter into certain types of derivative transactions or could limit an affiliated Underlying Fund’s ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of an affiliated Underlying Fund’s taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO and CTA under the CEA. Under these amendments, if an affiliated Underlying Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the affiliated Underlying Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the affiliated Underlying Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Manager has registered as a CPO. The Manager, in its management of each affiliated Underlying Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above.

Accordingly, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each affiliated Underlying Fund under the CFTC and NFA rules.

Complying with those de minimis trading limitations may restrict an adviser’s ability to use derivatives as part of an affiliated Underlying Fund’s investment strategies. Although the Manager believes that it will be able to execute an affiliated Underlying Fund’s investment strategies within the de minimis trading limitations, the affiliated Underlying Fund’s performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Portfolio’s or an affiliated Underlying Fund’s ability to trade derivatives. Also, an affiliated Underlying Fund’s ability to use certain derivative instruments may be limited by tax considerations.

Currency risk
Foreign securities may be denominated in foreign currencies. The value of an Underlying Fund’s investments, as measured in US dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the US dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the US or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A US dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, an Underlying Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. An affiliated Underlying Fund may use derivatives to manage its foreign currency risk. Derivatives on non-US currencies involve a risk of loss if currency exchange rates move against the Underlying Fund, unless the derivative is a currency forward to hedge against the non-US currency movement.

Foreign government obligations risk
Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

Growth stock risk
Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Large-capitalization company risk
Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Industry and sector risk
At times, an Underlying Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Underlying Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Natural disaster and epidemic risk
Natural disaster and epidemic risk is the risk that the value of a fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund’s ability to achieve its investment objective.

Small- and mid-market capitalization company risk
Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Value stock risk
Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Manager, undervalued. The value of a security believed by the Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease, or such security may be appropriately priced.

6.	Upon the Effective Date, the following replaces the first two paragraphs under the section entitled, “Management of the Portfolios – Portfolio Management”:

Aaron D. Young, Stefan Löwenthal, and Jürgen Wurzer have primary responsibility for making day-to-day investment decisions for the Portfolios.

Aaron D. Young Vice President, Portfolio Manager
Aaron D. Young is vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2005 as a fixed income analyst with an emphasis in credit research and derivative securities. He joined the Asset Strategy team at IICO as an investment analyst in 2007. He had served as an assistant portfolio manager for investment companies managed by IICO (or its affiliates) since 2012 and has been a portfolio manager on the multi-asset investment team since 2016. Mr. Young earned a BA in Philosophy from the University of Missouri and holds an MBA with an emphasis in Finance and Strategy from the Olin School of Business at Washington University.

Stefan Löwenthal, CFA Senior Vice President, Chief Investment Officer — Global Multi Asset Team
Stefan Löwenthal is the chief investment officer for Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Jürgen Wurzer, CFA Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team
Jürgen Wurzer rejoined Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolios.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolios are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 14, 2021.